SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(a)
                   OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant {X}

Filed by a Party other than the Registrant {_}

Check the appropriate box:
{_}   Preliminary Proxy Statement
{_} Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
{_}   Definitive Proxy Statement
{X}   Definitive Additional Materials
{ }   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    GREAT WESTERN FINANCIAL CORPORATION
                 -----------------------------------------
              (Name of Registrant as Specified in Its Charter)


                 -----------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

{X}   No fee required.

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      and 0-11.

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      (2)   Aggregate number of securities to which transaction applies:

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            computed pursuant to Exchange Act Rule 0-11 (set forth the
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            was determined): _____

      (4)   Proposed maximum aggregate value of transactions:  ____________

      (5)   Total fee paid.
--------
{_}   Fee paid previously with preliminary materials.

{_} Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: _______________________________________

      (2)   Form, Schedule or Registration Statement No.: _________________

      (3)   Filing Party: _________________________________________________

      (4)   Date Filed: ___________________________________________________




                         [Great Western Letterhead]

                                                            May 23, 1997

Dear Great Western Stockholder:

      As you know, your Board of Directors has strongly recommended that you approve Great Western's strategic merger with Washington Mutual. We thought you might be interested in reviewing the enclosed summary of why we believe the Great Western/Washington Mutual combination is superior in every way.

                             VOTE GREEN AND GOLD!

      Remember, you can help pave the way for prompt completion of the Washington Mutual merger. We urge you to sign, date and return:

o The enclosed GREEN proxy card to vote FOR the Washington Mutual merger at the Special Meeting,

      AND

o The enclosed GOLD proxy card to vote FOR the Board's nominees and AGAINST each of the other proposals at the Annual Meeting.

      YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. Please sign and date the GREEN and GOLD cards and return BOTH of them today in the enclosed postage-paid envelope.

      If you have any questions about how to vote your shares, please call our proxy solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

      Thank you for your continued support.

                        Sincerely,

/s/John F. Maher                          /s/James F. Montgomery
John F. Maher                             James F. Montgomery
President and Chief                       Chairman of the Board
Executive Officer





TO GREAT WESTERN STOCKHOLDERS:

                      CHECK IT OUT . . . [CHECKMARK]

GREAT WESTERN/WASHINGTON MUTUAL -- THE SUPERIOR COMBINATION IN EVERY WAY

================================                           =====================================
H. F. AHMANSON                                              WASHINGTON MUTUAL
--------------------------------                           -------------------------------------
               [Graphic:  Box]     STOCKHOLDER RETURN(1)          [Graphic:  Box with checkmark]
o  Ahmanson's total                                        o  Washington Mutual has a superior
stockholder return in the                                  record of financial performance and
1990s has been only 165%.                                  of delivering value. Its cumulative
                                                           TOTAL RETURN TO STOCKHOLDERS IN THE
                                                           1990S HAS BEEN OVER 600% -- more than
                                                           3 1/2 times that of Ahmanson.
--------------------------------                           -------------------------------------
               [Graphic:  Box]     DIVIDEND HISTORY               [Graphic:  Box with checkmark]
o  Ahmanson has not increased                              o  Washington Mutual has increased
its dividend since 1987.                                   its  dividend over the past seven
                                                           consecutive quarters and every year
                                                           since 1990. DURING THE PAST FIVE
                                                           YEARS, WASHINGTON MUTUAL HAS
                                                           INCREASED ITS DIVIDENDS AN AVERAGE
                                                           OF 29% PER YEAR.(2)
--------------------------------                           -------------------------------------
               [Graphic:  Box]     CAPITAL STRENGTH               [Graphic:  Box with checkmark]
o  At December 31, 1996,           Tangible common         o  At December 31, 1996, Washington
Ahmanson's 3.31% consolidated      equity ratio (the       Mutual had a ratio of tangible common
tangible common equity ratio       higher the better)      equity to tangible assets of 4.83%--A
was one of the lowest among                                STRONGER CAPITAL POSITION--that will
major savings and loan holding                             allow Washington Mutual to take
companies.                                                 advantage of future growth
                                                           opportunities.  Washington Mutual's
o  Ahmanson's $3.2 billion                                 financial strategy is predicated on
planned share repurchases plus                             capital retention and growth.
common stock dividends from
the beginning of the fourth
quarter of 1997 through 1999
total nearly 180% of
cumulative net income to
common stock during the same
period.(3)  As a result,
Ahmanson's pro forma capital
position would continue to be
weak.
--------------------------------                           -------------------------------------
               [Graphic:  Box]     INTEGRATION RISK               [Graphic:  Box with checkmark]
o  An Ahmanson/Great Western                               o  Washington Mutual shares common
combination would mean a                                   information systems with Great
difficult and time consuming                               Western, which should greatly
integration process.  Ahmanson                             facilitate the integration of the two
uses an information system                                 companies' operations and the
which is outdated, and not                                 achievement of cost savings and
compatible with Great                                      operating efficiencies at a minimal
Western's.  This could                                     cost and on a timely basis.
increase the difficulty and
cost of implementing the
technology conversion in a
reasonable time.
--------------------------------                           -------------------------------------
               [Graphic:  Box]     TRACK RECORD                   [Graphic:  Box with checkmark]
o  Ahmanson's current                                      o  Washington Mutual's management has
management team, many members                              a proven record of achieving cost
of which have been hired by                                savings, operating efficiencies and
Ahmanson only within the past                              revenue enhancements in connection
several years, has limited its                             with the integration of acquired
focus to branch acquisitions                               companies.  Washington Mutual's
and divestitures.                                          current management team has
                                                           consummated more than 20
                                                           acquisitions, including both
                                                           in-market and out-of-market
                                                           acquisitions of banks and thrifts
                                                           of varying size.
--------------------------------                           -------------------------------------
               [Graphic:  Box]     TIMING                         [Graphic:  Box with checkmark]
o  By asking the Court to                                  o  Washington Mutual and Great
artificially delay the vote on                             Western have a definitive merger
the Washington Mutual merger                               agreement.  With stockholders voting
until six weeks after the vote                             on June 13 and regulatory approvals
at the June 13 Annual Meeting                              expected by late June or early July,
is certified, Ahmanson is                                  THE MERGER COULD CLOSE LESS THAN 2
effectively seeking to delay                               MONTHS FROM NOW.
your opportunity to vote on
the merger until late summer,
and maybe until after Labor
Day.
================================                           =================================

------------
1 Source: Bloomberg Financial Markets. Total stockholder return assumes reinvestment of dividends. Applicable period is through March 31, 1997.

2     For the period December 31, 1991 through December 31, 1996.

3 Calculated by Great Western, based on data publicly disclosed by Ahmanson on March 25, 1997.




                            [Great Western Logo]

May 23, 1997

    PROTECT YOUR INVESTMENT. VOTE THE GREEN AND GOLD PROXY CARDS TODAY!


                                 IMPORTANT

           If you have any questions, please call our solicitor,
                         GEORGESON & COMPANY INC.
    Call toll free: 800-223-2064. Banks and brokers call: 212-440-9800.





                         [Great Western Letterhead]

                                                           May 23, 1997

Dear Great Western Stockholder:

      As you know, your Board of Directors has strongly recommended that you approve Great Western's strategic merger with Washington Mutual. We thought you might be interested in reviewing the enclosed summary of why we believe the Great Western/Washington Mutual combination is superior in every way.

                            VOTE GREEN AND GOLD!

      Remember, you can help pave the way for prompt completion of the Washington Mutual merger. To approve the merger at the Special Meeting, simply sign, date and return the enclosed GREEN voting instruction form today. Under separate cover you are receiving a GOLD voting instruction form relating to the Annual Meeting, which we urge you also to sign, date and return.

      YOUR VOTE ON BOTH THE GREEN AND GOLD VOTING INSTRUCTION FORMS IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. If you have any questions about how to vote your shares, please call our proxy solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

      Thank you for your continued support.

                        Sincerely,

/s/ John F. Maher                         /s/ James F. Montgomery
John F. Maher                             James F. Montgomery
President and Chief                       Chairman of the Board
Executive Officer




TO GREAT WESTERN STOCKHOLDERS:

                      CHECK IT OUT . . . [CHECKMARK]

GREAT WESTERN/WASHINGTON MUTUAL -- THE SUPERIOR COMBINATION IN EVERY WAY

================================                           =====================================
H. F. AHMANSON                                              WASHINGTON MUTUAL
--------------------------------                           -------------------------------------
               [Graphic:  Box]     STOCKHOLDER RETURN(1)          [Graphic:  Box with checkmark]
o  Ahmanson's total                                        o  Washington Mutual has a superior
stockholder return in the                                  record of financial performance and
1990s has been only 165%.                                  of delivering value. Its cumulative
                                                           TOTAL RETURN TO STOCKHOLDERS IN THE
                                                           1990S HAS BEEN OVER 600% -- more than
                                                           3 1/2 times that of Ahmanson.
--------------------------------                           -------------------------------------
               [Graphic:  Box]     DIVIDEND HISTORY               [Graphic:  Box with checkmark]
o  Ahmanson has not increased                              o  Washington Mutual has increased
its dividend since 1987.                                   its dividend over the past seven
                                                           consecutive quarters and every year
                                                           since 1990. DURING THE PAST FIVE
                                                           YEARS, WASHINGTON MUTUAL HAS
                                                           INCREASED ITS DIVIDENDS AN AVERAGE
                                                           OF 29% PER YEAR.(2)
--------------------------------                           -------------------------------------
               [Graphic:  Box]     CAPITAL STRENGTH               [Graphic:  Box with checkmark]
o  At December 31, 1996,           Tangible common         o  At December 31, 1996, Washington
Ahmanson's 3.31% consolidated      equity ratio (the       Mutual had a ratio of tangible common
tangible common equity ratio        higher the better)     equity to tangible assets of 4.83%--A
was one of the lowest among                                STRONGER CAPITAL POSITION--that will
major savings and loan holding                             allow Washington Mutual to take
companies.                                                 advantage of future growth
                                                           opportunities.  Washington Mutual's
o  Ahmanson's $3.2 billion                                 financial strategy is  predicated on
planned share repurchases plus                             capital retention and growth.
common stock dividends from
the beginning of the fourth
quarter of 1997 through 1999
total nearly 180% of
cumulative net income to
common stock during the same
period.(3)  As a result,
Ahmanson's pro forma capital
position would continue to be
weak.
--------------------------------                           -------------------------------------
               [Graphic:  Box]     INTEGRATION RISK               [Graphic:  Box with checkmark]
o  An Ahmanson/Great Western                               o  Washington Mutual shares common
combination would mean a                                   information systems with Great
difficult and time consuming                               Western, which should greatly
integration process.  Ahmanson                             facilitate the integration of the two
uses an information system                                 companies' operations and the
which is outdated, and not                                 achievement of cost savings and
compatible with Great                                      operating efficiencies at a minimal
Western's.  This could                                     cost and on a timely basis.
increase the difficulty and
cost of implementing the
technology conversion in a
reasonable time.
--------------------------------                           -------------------------------------
               [Graphic:  Box]     TRACK RECORD                   [Graphic:  Box with checkmark]
o  Ahmanson's current                                      o  Washington Mutual's management has
management team, many members                              a proven record of achieving cost
of which have been hired by                                savings, operating efficiencies and
Ahmanson only within the past                              revenue enhancements in connection
several years, has limited its                             with the integration of acquired
focus to branch acquisitions                               companies. Washington Mutual's
and divestitures.                                          current management team has
                                                           consummated more than 20
                                                           acquisitions, including both
                                                           in-market and out-of-market
                                                           acquisitions of banks and thrifts
                                                           of varying size.
--------------------------------                           ----------------------------------
               [Graphic:  Box]     TIMING                      [Graphic:  Box with checkmark]
o  By asking the Court to                                  o  Washington Mutual and Great
artificially delay the vote on                             Western have a definitive merger
the Washington Mutual merger                               agreement.  With  stockholders
until six weeks after the vote                             voting on June 13 and regulatory
at the June 13 Annual                                      approvals expected by late June or
Meeting is certified, Ahmanson                             early July, THE MERGER COULD CLOSE
is effectively seeking to delay                            LESS THAN 2 MONTHS FROM NOW.
your opportunity to vote on
the merger until late summer,
and maybe until after Labor
Day.
================================                           =================================

----------
1 Source: Bloomberg Financial Markets. Total stockholder return assumes reinvestment of dividends. Applicable period is through March 31, 1997.

2     For the period December 31, 1991 through December 31, 1996.

3 Calculated by Great Western, based on data publicly disclosed by Ahmanson on March 25, 1997.


                            [Great Western Logo]

May 23, 1997

    PROTECT YOUR INVESTMENT. VOTE THE GREEN AND GOLD PROXY CARDS TODAY!

                                 IMPORTANT

           If you have any questions, please call our solicitor,
                          GEORGESON & COMPANY INC.
    Call toll free: 800-223-2064. Banks and brokers call: 212-440-9800.




                           -- IMPORTANT ALERT --

                      THIS IS NOT A DUPLICATE MAILING!

The enclosed GOLD voting instruction form relates to Great Western's upcoming Annual Meeting. We have mailed to you, under separate cover, the GREEN voting instruction form for the vote on the Washington Mutual merger at Great Western's Special Meeting.

WE URGE YOU TO PROTECT THE VALUE OF YOUR INVESTMENT BY SIGNING, DATING AND RETURNING BOTH THE GREEN AND GOLD VOTING INSTRUCTION FORMS TODAY.

If you have any questions about how to vote your shares, please call our proxy solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

Thank you for your support.

GREAT WESTERN FINANCIAL CORPORATION